CAPITOL SQUARE

                                     FUNDS

                                  Prospectus
                               October, 1, 1996

                         "A view from Broad and High"

                           Dillon Capital Management
                              Investment Counsel

                                  PROSPECTUS
                                October 1, 1996

                             CAPITOL SQUARE FUNDS

                                Capitol Square
                       21 East State Street, Suite 1410

                             Columbus, Ohio 43215

==============================================================================

Capitol Square Funds currently offers three separate series of shares to investors: the Capitol Square Large Cap Fund, the Capitol Square Small Cap Fund and the Capitol Square Bond Fund (individually a "Fund" and collectively the "Funds").

The Capitol Square Large Cap Fund seeks long-term capital appreciation through investment in common stocks of companies whose market value is greater than one billion dollars. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

The Capitol Square Small Cap Fund seeks long-term capital appreciation through investment in common stocks of companies whose market value is less than one billion dollars. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

The Capitol Square Bond Fund seeks both income and capital appreciation through investment in fixed income securities. Under normal market conditions, at least 65% of its total assets will be invested in U.S. Government obligations and other debt securities rated BBB or higher by Standard and Poor's Ratings Group or Baa by Moody's Investors Service, Inc., or the equivalent.

Dillon Capital Management (the "Adviser"), Capitol Square, 21 East State Street, Suite 1410, Columbus, Ohio 43215, manages the Funds' investments. Dillon Capital Management is an independent investment counsel firm advising individual, institutional and corporate clients.

The Adviser has retained Midwest Group Financial Services, Inc. (the "Sub-Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202, to manage the investments of the Capitol Square Bond Fund.

This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated October 1, 1996 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

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For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free)............................................888-254-6870
Cincinnati........................................................513-629-2283

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

CAPITOL SQUARE FUNDS

==============================================================================

BOARD OF TRUSTEES
Roderick H. Dillon, Jr.
T. Calloway Robertson, III
Archie M. Griffin
Susan J. Insley
Jonathan L. York

INVESTMENT ADVISER
DILLON CAPITAL MANAGEMENT
Capitol Square
21 East State Street, Suite 1410
Columbus, Ohio 43215

SUB-ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

CUSTODIAN
STAR BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-254-6870
Cincinnati: 513-629-2283

RATE LINE
Nationwide: (Toll-Free) 800-852-4052

TABLE OF CONTENTS
==============================================================================
Expense Information........................................................3
Investment Objectives, Investment Policies and Risk Considerations.........4
How to Purchase Shares....................................................11
Shareholder Services......................................................12
How to Redeem Shares......................................................13
Exchange Privilege........................................................14
Dividends and Distributions...............................................15
Taxes.....................................................................16
Operation of the Funds....................................................16
Calculation of Share Price................................................18
Performance Information...................................................19

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

EXPENSE INFORMATION
==============================================================================
Shareholder Transaction Expenses
     Sales Load Imposed on Purchases..................................  None
     Sales Load Imposed on Reinvested Dividends.......................  None
     Exchange Fee.....................................................  None
     Other Redemption Fees............................................  None *

* A wire transfer fee is charged by the Funds' Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                         LARGE         SMALL
                                                                          CAP           CAP          BOND
                                                                         FUND          FUND          FUND
     Management Fees After Waivers................................       1.45% (A)      1.70% (A)     .95% (A)
     12b-1 Fees...................................................        None           None         None
     Other Expenses...............................................        .05%           .05%         .05%
                                                                     ----------     ----------    ---------
     Total Fund Operating Expenses After Waivers..................       1.50% (B)      1.75% (B)    1.00% (B)
                                                                     ==========     ==========    =========

(A)The Adviser is contractually required to reduce its management fee in an amount equal to the fees and expenses of the non-interested Trustees. See "Operation of the Funds." Absent waivers, management fees would be 1.50%, 1.75% and 1.00% for the Large Cap Fund, the Small Cap Fund and the Bond Fund, respectively.

(B)Absent waivers of management fees, total fund operating expenses would be 1.55%, 1.80% and 1.05% for the Large Cap Fund, the Small Cap Fund and the Bond Fund, respectively.

The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                    LARGE        SMALL
                     CAP          CAP          BOND
                    FUND          FUND         FUND
   1 Year          $   15        $  18        $  10
   3 Years             47           55           32

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
==============================================================================
Capitol Square Funds (the "Trust") is an Ohio business trust comprised of three Funds, each with its own portfolio and investment objective. None of the Funds is intended to be a complete investment program, and there is no assurance that the investment objective of any Fund can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether such Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

CAPITOL SQUARE LARGE CAP FUND
The Capitol Square Large Cap Fund seeks long-term capital appreciation through investment in common stocks of companies whose market capitalization is greater than $1 billion. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

In selecting securities for the Fund, the Adviser utilizes a two-step security selection process to find values regardless of overall market conditions. The process begins with fundamental research. The objective is to find companies with solid growth prospects based on company specific strategies or industry factors. Prospective companies' corporate and financial histories are thoroughly examined and management philosophies, missions and forecasts are scrutinized. Once a company is deemed to be attractive by this rigorous process, the Adviser applies a proprietary valuation model as a tool for stock selection. Once a stock is selected, the Adviser continues to monitor the company's strategies, financial performance and competitive environment.

Investments in common stocks are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

The Fund expects to invest primarily in securities currently paying dividends although it may buy securities that are not paying dividends but offer prospects for growth of capital. The Fund will invest primarily in common stocks of companies whose market capitalizations are greater than $1 billion. Under normal market conditions at least 65% of the Fund's total assets will be invested in such securities. The Fund, however, may invest a portion of its assets in common stocks of companies whose market capitalizations are less than $1 billion. Although the Fund invests primarily in common stocks, the Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants) and non-convertible preferred stocks and bonds. The Fund may invest in preferred stocks and bonds which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Adviser will sell such security, subject to market conditions and the Adviser's assessment of the most opportune time for sale.

The Fund will invest primarily in the securities of domestic companies, although it may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold, for defensive purposes, all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements.

CAPITOL SQUARE SMALL CAP FUND

The Capitol Square Small Cap Fund seeks long-term capital appreciation through investment in common stocks of companies whose market capitalizations are less than $1 billion. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

In selecting securities for the Fund, the Adviser utilizes a two-step security selection process to find values regardless of overall market conditions. The process begins with fundamental research. The objective is to find companies with solid growth prospects based on company specific strategies or industry factors. Prospective companies' corporate and financial histories are thoroughly examined and management philosophies, missions and forecasts are scrutinized. Once a company is deemed to be attractive by this rigorous process, the Adviser applies a proprietary valuation model as a tool for stock selection. Once a stock is selected, the Adviser continues to monitor the company's strategies, financial performance and competitive environment.

Investments in common stocks are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

The Fund expects to invest primarily in securities currently paying dividends although it may buy securities that are not paying dividends but offer prospects for growth of capital. The Fund will invest primarily in common stocks of companies whose market capitalizations are less than $1 billion. Under normal market conditions at least 65% of the Fund's total assets will be invested in such securities. The Fund, however, may invest a portion of its assets in common stocks of companies whose market capitalizations are greater than $1 billion.

The Fund may invest a substantial portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Although the Fund invests primarily in common stocks, the Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants) and non-convertible preferred stocks and bonds. The Fund may invest in preferred stocks and bonds which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Adviser will sell such security, subject to market conditions and the Adviser's assessment of the most opportune time for sale.

The Fund will invest primarily in the securities of domestic companies, although it may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

When the Adviser believes substantial price risks exist common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold, for defensive purposes, all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements.

CAPITOL SQUARE BOND FUND

The Capitol Square Bond Fund seeks both income and capital appreciation through investment in fixed income securities. Under normal market conditions, at least 65% of its total assets will be invested in investment grade "bonds", which the Fund defines as U.S. Government obligations or other debt securities rated BBB or higher by Standard and Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. (Moody's"), or unrated debt securities determined by the Adviser to be of comparable quality.

The Fund pursues its objective by investing primarily in U.S. Government obligations, corporate fixed-income securities, bank debt instruments, mortgage-backed and asset-backed securities, U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks, and money market instruments. In addition, the Fund may purchase securities on a when-issued basis.

The Fund may invest in lower-rated debt securities (commonly called "junk bonds"), i.e. securities rated below Baa by Moody's or below BBB by S&P, or the equivalent. Such securities will have speculative characteristics including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because lower-rated debt securities have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such securities and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated securities may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. The Fund does not currently intend to invest more than 5% of its net assets in lower-rated debt securities.

Investments in debt securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

There is no limit on the maturity of the securities in which the Fund may invest. Securities with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. Consequently, to the extent the Fund is significantly invested in securities with longer maturities, investors in the Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, shares of money market investment companies, commercial paper, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. The Fund will not invest more than 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government obligations, which include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions, and other lenders which are assembled into pools. Often these securities are issued and guaranteed by an agency or instrumentality of the United States Government, though not necessarily backed by the full faith and credit of the United States Government, or are collateralized by U.S. Government obligations. The Fund invests in mortgage-backed securities representing undivided ownership interests in pools of mortgage loans, including Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) Certificates and so-called "CMOs" -- i.e., collateralized mortgage obligations which are issued by non-governmental entities.

The rate of return on mortgage-backed securities such as GNMA, FNMA and FHLMC Certificates and CMOs may be affected by early prepayment of principal on the underlying loans. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

Asset-backed securities may include such securities as Certificates for Automobile Receivables and Credit Card Receivable Securities. Certificates for Automobile Receivables represent undivided fractional interests in a pool of motor vehicle retail installment sales contracts. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses if the full amounts due on underlying sales contracts are not realized because of unanticipated costs of enforcing the contracts or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. An acceleration in cardholders' payment rates may adversely affect the overall return to holders of such certificates. Unlike most other asset-backed securities, Credit Card Receivable Securities are unsecured obligations of the credit cardholders. The Fund may also invest in other asset-backed securities that may be developed in the future, provided that this Prospectus is revised before the Fund does so. The Fund will not invest more than 15% of its net assets in asset-backed securities for which there is no established market and other illiquid securities.

Mortgage-backed securities, when they are issued, have stated maturities of up to forty years, depending on the length of the mortgages underlying the securities. In practice, unscheduled or early payments of principal on the underlying mortgages may make the securities' effective maturity shorter than this. A security based on a pool of forty-year mortgages may have an average life of as short as two years. The average life of asset-backed securities may also be substantially less than the stated maturity of the contracts or receivables underlying such securities. It is common industry practice to estimate the average life of mortgage-backed and asset-backed securities based on assumptions regarding prepayments.

BANK DEBT INSTRUMENTS. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by commercial banks. Certificates of deposit are receipts from a bank for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund will not invest more than 15% of its net assets in time deposits maturing in greater than seven days and other illiquid securities.

The Fund will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Sub-Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks. Investment in securities of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. The Fund will not invest more than 15% of its net assets in foreign securities which, in the opinion of the Sub-Adviser, are not readily marketable and other illiquid securities.

WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuations during this period and no interest accrues to the Fund until settlement. The Fund maintains with the Custodian a segregated account of cash, U.S. Government obligations or other liquid high-grade debt obligations in an amount at least equal to these commitments.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS APPLICABLE TO ALL FUNDS

The Funds may also engage in the following investment techniques, each of which may involve certain risks:

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Funds intend to enter into repurchase agreements only with their Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser or Sub-Adviser's judgment, most creditworthy primary U.S. Government securities dealers. The Funds will enter into repurchase agreements which are collateralized by U.S. Government obligations or other liquid high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

LENDING PORTFOLIO SECURITIES. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Although each of the Funds does have the ability to make loans of all of its portfolio securities, it is the present intention of the Trust, which may be changed without shareholder approval, that such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford a Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. A Fund may pay reasonable fees in connection with arranging such loans.

BORROWING AND PLEDGING. Each Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of a Fund's total assets). Each Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. A Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is each Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

PORTFOLIO TURNOVER. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser or Sub-Adviser. Although the annual portfolio turnover rate of each of the Funds cannot be accurately predicted, it is not expected to exceed 100% with respect to any of the Funds, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a Fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. A Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
==============================================================================
Your initial investment in a Fund ordinarily must be at least $10,000 ($2,000 for tax-deferred retirement plans). A Fund may, in the Adviser's or Sub-Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of each of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Trust's transfer agent, MGF Service Corp., by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by MGF Service Corp. by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in a Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Capitol Square Large Cap Fund", the "Capitol Square Small Cap Fund" or the "Capitol Square Bond Fund," whichever is applicable. An account application is included in this Prospectus.

The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Funds' account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

You may also purchase shares of the Funds by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 888-254-6870; in Cincinnati call 629-2283) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the applicable Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at Capitol Square, 21 East State Street, Suite 1410, Columbus, Ohio 43215. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

SHAREHOLDER SERVICES
==============================================================================
Contact MGF Service Corp. (Nationwide call toll-free 888-254-6870; in Cincinnati call 629-2283) for additional information about the shareholder services described below.

AUTOMATIC WITHDRAWAL PLAN

You may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service. Such withdrawals should not reduce the account below $10,000, or $2,000 in the case of tax-deferred retirement plans.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

         --   Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

DIRECT DEPOSIT PLANS

Shares of the Funds may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in a Fund or Funds from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

HOW TO REDEEM SHARES
==============================================================================
You may redeem shares of a Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

THROUGH BROKER-DEALERS. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Funds' Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or $2,000 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
==============================================================================
Shares of the Funds may be exchanged for each other at net asset value. Shares of the Funds may also be exchanged for the following money market funds:

     Short Term Government Income Fund (a series of Midwest Trust) -- invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income consistent with protection of capital.

     Tax-Free Money Fund (a series of Midwest Group Tax Free Trust) -- invests in high quality, short-term municipal obligations and seeks the highest level of interest income that is exempt from federal income tax, consistent with protection of capital.

     Ohio Tax-Free Money Fund (a series of Midwest Group Tax Free Trust) -- invests in high quality, short-term Ohio municipal obligations and seeks the highest level of current income that is exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal.

Shares of the Short Term Government Income Fund, the Tax-Free Money Fund and the Ohio Tax-Free Money Fund acquired via exchange may be reexchanged for shares of the Funds at net asset value.

You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at Capitol Square, 21 East State Street, Suite 1410, Columbus, Ohio 43215. An exchange will be effected at the next determined net asset value after receipt of a request by MGF Service Corp.

The telephone exchange privilege is automatically available to all shareholders. Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange for shares of the Short Term Government Income Fund, the Tax-Free Money Fund or the Ohio Tax-Free Money Fund, contact MGF Service Corp. to obtain a current prospectus and more information about exchanges among the funds.

DIVIDENDS AND DISTRIBUTIONS
==============================================================================
The Large Cap Fund and the Small Cap Fund each expects to distribute substantially all of its net investment income, if any, on an annual basis. All of the net investment income of the Bond Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly.

Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

     Share Option  -- income distributions and capital gains distributions reinvested in additional shares.

     Income Option -- income distributions and short-term
                      capital gains distributions paid in cash;
                      long-term capital gains distributions
                      reinvested in additional shares.

     Cash Option   -- income distributions and capital gains distributions
                      paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES
==============================================================================
Each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions from net investment income as well as from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Large Cap Fund and the Small Cap Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Since the investment income of the Bond Fund is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Redemptions of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS
==============================================================================
The Funds are diversified series of Capitol Square Funds, an open-end management investment company organized as an Ohio business trust on July 2, 1996. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, various organizations are retained to perform specialized services for the Funds.

The Trust retains Dillon Capital Management, Capitol Square, 21 East State Street, Suite 1410, Columbus, Ohio 43215 (the "Adviser"), to manage the Funds' investments. The Adviser is an independent investment counsel firm advising individual, institutional and corporate clients. The Adviser is controlled by DiCap, Inc., its General Partner. Roderick H. Dillon, Jr. is the controlling shareholder of DiCap, Inc. and the President of the Adviser. He is the person primarily responsible for overseeing the management of the Large Cap and Small Cap Fund's portfolios. The Adviser has not previously provided investment advisory services to a registered investment company. Mr. Dillon, however, has previously served as a portfolio manager to a registered investment company while employed both with Loomis, Sayles and Company and Parker, Dillon, Carlson and Johnson.

The Large Cap Fund pays the Adviser a fee equal to the annual rate of 1.50% of the average value of its daily net assets up to $50 million; 1.35% of such assets from $50 million to $100 million; and 1.20% of such assets in excess of $100 million. The Small Cap Fund pays the Adviser a fee equal to the annual rate of 1.75% of the average value of its daily net assets up to $50 million; 1.60% of such assets from $50 million to $100 million; and 1.45% of such assets in excess of $100 million. The Bond Fund pays the Adviser a fee equal to the annual rate of 1.00% of the average value of its daily net assets up to $50 million; .90% of such assets from $50 million to $100 million; and .80% of such assets in excess of $100 million. Unlike most mutual funds, the advisory fee paid by each Fund includes transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses.

As of the date of this Prospectus, the Roderick H. Dillon, Jr. Foundation is the sole shareholder of each Fund.

Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Sub-Adviser"), has been retained by the Adviser to manage the Bond Fund's investments. The Sub-Adviser was organized in 1974 and is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Adviser (not the Fund) pays the Sub-Adviser a monthly fee at the rate of 12 1/2% of the "net management fees" the Adviser receives for its services to the Bond Fund. For purposes of calculating this fee, "net management fees" are defined as the advisory fees paid to the Adviser less the Adviser's operating costs, which include audit fees, legal fees, custody fees, trustee fees and expenses, insurance costs, state registration filing fees, SEC filing fees and expenses, pricing fees, costs of reports to shareholders, transfer agent out-of-pocket expenses, fund accounting licensing fees, and any other direct costs incurred by the Adviser in the operation and administration of the Trust. John J. Goetz, the Chief Investment Officer of the Sub-Adviser, is primarily responsible for managing the Bond Fund's portfolio. Mr. Goetz has been employed by the Sub-Adviser since 1981.

The Adviser has retained MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio, to provide administrative services and accounting and pricing services to the Fund and to serve as its transfer agent and dividend paying agent. MGF Service Corp. is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Adviser (not the Fund) pays MGF Service Corp. a monthly fee at the rate of 50% of the "net management fees" (as defined above) the Adviser receives for its services with respect to the Large Cap Fund and the Small Cap Fund, and 37 1/2% of the "net management fees" it receives for its services with respect to the Bond Fund.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser or, where applicable, Sub-Adviser, may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or Sub-Adviser.

Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 or when the matter affects only the interests of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

CALCULATION OF SHARE PRICE
==============================================================================
On each day that the Trust is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each of the Funds is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
==============================================================================
From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the net asset value per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc.("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and the Russell 2000 Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

CAPITOL SQUARE FUNDS
ACCOUNT APPLICATION

Please mail account application to: (check appropriate Fund)
MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

o CAPITOL SQUARE LARGE CAP FUND                $_____________________
o CAPITOL SQUARE SMALL CAP FUND                $_____________________
o CAPITOL SQUARE BOND FUND                     $_____________________

    TOTAL                                      $_____________________

ACCOUNT NO. ___________________________
               (For Fund Use Only)

                       FOR BROKER/DEALER USE ONLY
                       Firm Name:____________________________________________
Home Office Address:   ______________________________________________________
Branch Address:        ______________________________________________________
Rep Name & No.:        ______________________________________________________
Rep Signature:         ______________________________________________________

o  Check or draft enclosed payable to the Fund(s) designated above.

o  Bank Wire From:  __________________________________________________________

o  Exchange From:   __________________________________________________________
                     (Fund Name)                         (Fund Account Number)

ACCOUNT NAME                                             S.S. #/TAX I.D.#

------------------------------------------------------   ---------------------
Name of Individual, Corporation,                         (In case of custodial
Organization, or Minor, etc.                              account please list
                                                          minor's S.S.#)
_______________________________________________________  Citizenship: o  U.S.
Name of Joint Tenant, Partner, Custodian                              o  Other
                                                                      ________

ADDRESS                                                  PHONE

------------------------------------------------------   (    )---------------
Street or P.O. Box                                       Business Phone

------------------------------------------------------   (    )---------------
City                          State       Zip            Home Phone

Check Appropriate Box: o Individual  o Joint Tenant (Right of survivorship presumed)
o Partnership  o Corporation  o Trust  o Custodial  o Non-Profit  o Other

Occupation and Employer Name/Address__________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o  Share Option  -- Income distributions and capital gains distributions automatically reinvested in additional shares.

o  Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

o  Cash Option   -- Income distributions and capital gains distributions paid in cash.

SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account for payment of service charges incurred by the investor. The investor further agrees that MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Capitol Square Funds, Dillon Capital Management, Midwest Group Financial Services, Inc., MGF Service Corp., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------  --------------------------------------
Signature of Individual Owner,          Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.

--------------------------------------  --------------------------------------
Title of Corporate Officer, Trustee,    Date
etc.

     NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE
                     RESOLUTION FORM ON THE REVERSE SIDE.
         UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL
                  AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND(S))
The Automatic Investment Plan is available for all established accounts of Capital Square Funds. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $100.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $100.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________per   ABA Routing Number____________________
 month in (Check applicable Fund)
o  Capitol Square Large Cap Fund       FI Account Number ____________________
o  Capitol Square Small Cap Fund
o  Capitol Square Bond Fund            o Checking Account  o Savings Account

-----------------------------------
Name of Financial Institution (FI)     Please make my automatic investment on:
                                       o the last business day of each month
-----------------------------------    o the 15th day of each month
City                      State        o both the 15th and last business day

X__________________________________    X______________________________________
 (Signature of Depositor EXACTLY        (Signature of Joint Tenant - if any)
  as it appears on FI Records)

      (Joint Signatures are required when bank account is in joint names.
       Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

INDEMNIFICATION TO DEPOSITOR'S BANK
   In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by MGF, MGF hereby agrees:
   MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. MGF will refund to you any amount erroneously paid by you to the Funds on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days written notice from either party to the other.

AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND(S))
This is an authorization for you to withdraw $_________ from my mutual fund account beginning the last business day of the month of______________________.

Please indicate which Fund:
o Capitol Square Large Cap Fund
o Capitol Square Small Cap Fund
o Capitol Square Bond Fund

Please Indicate Withdrawal Schedule (Check One):
o  MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of: ____________________ .

Please Select Payment Method (Check One):
o EXCHANGE: Please exchange the withdrawal proceeds into another account number: ____ ____ -- ____ ____ ____ ____ ____ ____ -- ____
o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three ___________ business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is a $9.00 fee.

     PLEASE ATTACH A VOIDED        -------------------------------------------
     CHECK FOR ACH OR BANK WIRE     Bank Name      Bank Address

                                   -------------------------------------------
                                    Bank ABA#      Account #      Account Name

o SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_________________________________________________________________

Please send to:_______________________________________________________________
              Street address             City                     State    Zip

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Capitol Square Funds (the Trust) and that

------------------------------------------------------------------------------
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                  CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and Bylaws or other empowering documents of the

------------------------------------------------------------------------------
                            (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                       (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                  NAME                                 TITLE

--------------------------------------  --------------------------------------

--------------------------------------  --------------------------------------

--------------------------------------  --------------------------------------


Witness my hand and seal of the corporation or organization this___________day of______________, 19_______

--------------------------------------  --------------------------------------
           *Secretary-Clerk             Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                             CAPITOL SQUARE FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                October 1, 1996

                         Capitol Square Large Cap Fund
                         Capitol Square Small Cap Fund

                           Capitol Square Bond Fund

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Capitol Square Funds dated October 1, 1996. A copy of the Funds' Prospectus can be obtained by writing Capitol Square Funds at Capitol Square, 21 East State Street, Suite 1410, Columbus, Ohio 43215, or by calling nationwide toll-free 888-254-6870.

sai.csq

                      STATEMENT OF ADDITIONAL INFORMATION

                             Capitol Square Funds
                                Capitol Square
                       21 East State Street, Suite 1410
                             Columbus, Ohio 43215

TABLE OF CONTENTS                                             PAGE

THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . .  3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS. . . . . . . .  3

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS. . .  12

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . .  16

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . .  19

THE INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . .  21

THE SUB-ADVISER. . . . . . . . . . . . . . . . . . . . . . .  22

SECURITIES TRANSACTIONS. . . . . . . . . . . . . . . . . . .  23

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . .  25

CALCULATION OF SHARE PRICE . . . . . . . . . . . . . . . . .  25

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

REDEMPTION IN KIND . . . . . . . . . . . . . . . . . . . . .  27

HISTORICAL PERFORMANCE INFORMATION . . . . . . . . . . . . .  27

CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . .  29

AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . .  29

MGF SERVICE CORP . . . . . . . . . . . . . . . . . . . . . .  30

STATEMENTS OF ASSETS AND LIABILITIES . . . . . . . . . . . .  30

THE TRUST

         Capitol Square Funds (the "Trust") was organized as an Ohio business trust on July 2, 1996. Prior to September 6, 1996 the name of the Trust was Capitol Square Investment Trust. The Trust currently offers three series of shares to investors: the Capitol Square Large Cap Fund, the Capitol Square Small Cap Fund and the Capitol Square Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Investment Policies and Risk Considerations") appears below:

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any of the Funds) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated in one of the three highest categories by either

Moody's Investors Service, Inc. (Prime-1, Prime-2 or Prime-3) or Standard & Poor's Ratings Group (A-1, A-2 or A-3), or which, in the opinion of the Adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's). Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and, recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime- 2 or Prime-3. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and, the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments of the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will. The coupon rates of mortgage-backed securities are lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. When prevailing interest rates increase, the value of the mortgage-backed securities may decrease, as do other non-redeemable debt securities. However, when interest rates decline, the value of mortgage-backed securities may not rise on a comparable basis with other non-redeemable debt securities.

         Mortgage-backed securities include certificates issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. The Federal National Mortgage Association ("FNMA") is a government sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of FNMA only. They are not backed by the full faith and credit of the U.S. Treasury but the U.S. Treasury may extend credit to FNMA through discretionary purchases of its securities. The average life of the mortgages backing newly issued FNMA Certificates is approximately 10 years. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government whose stock is owned by the Federal Home Loan Banks. Certificates issued by FHLMC represent interests in mortgages from its portfolio. FHLMC guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and FHLMC does not have authority to borrow from the U.S. Treasury. The average life of the mortgages backing newly issued FHLMC Certificates is approximately 10 years. The Government National Mortgage

Association ("GNMA") Certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The guarantee of payments under GNMA Certificates is backed by the full faith and credit of the United States. The average life of the mortgages backing newly issued GNMA Certificates is approximately 12 years.

         The Bond Fund may also purchase mortgage-backed securities issued by financial institutions, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. The most common structure of a CMO contains four classes of securities; the first three pay interest at their stated rates beginning with the issue date, the final one is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer- maturity classes receive no principal paydowns.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage banks, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets the Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Fund's quality standards. The Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid. The Adviser will, consistent with the Fund's investment objective, policies, and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

         The Bond Fund may also purchase other asset-backed securities (unrelated to mortgage loans) such as Certificates for Automobile ReceivablesSM ("CARS"SM) and Credit Card Receivable Securities. CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institutional unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are automobile contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts and the non-occurrence of specified events. The Internal Revenue Code of 1986, which phased out the deduction for consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on the weighted average life and yield. Credit card holders are entitled to the protection of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE- ANNOUNCED BASIS. The Bond Fund may purchase debt obligations on a "when-issued" or "to-be-announced" basis. The Fund will only make commitments to purchase securities on a when-issued or to- be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash, U.S. Government obligations or other liquid high-grade debt obligations in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, I.E., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for the Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         FOREIGN SECURITIES. Subject to each Fund's investment policies and quality and maturity standards, the Funds may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Funds may invest in foreign securities, investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Large Cap Fund and the Small Cap Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of each Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

         The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

         MOODY'S INVESTORS SERVICE, INC.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         STANDARD & POOR'S RATINGS GROUP

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C - The rating C is reserved for income bonds on which no interest is being paid.

         D - Debt rated D are default, and payment of interest and/or repayment of principal is in arrears.

             The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

         MOODY'S INVESTORS SERVICE, INC.

         aaa - An issue which is rated aaa is considered to be a top- quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a - An issue which is rated a is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         STANDARD & POOR'S RATINGS GROUP

         AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

         BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

         BB, B and CCC - Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         C - A preferred stock rated C is a non-paying issue.

         D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

         RISK FACTORS OF LOWER-RATED SECURITIES

         Lower-rated debt securities (commonly called "junk bonds") may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a Fund's shares, and an increase in issuers' defaults on such bonds.

         Also, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting such Fund's ability to recover full principal or to receive payments when senior securities are in default.

         The credit rating of a security does not necessarily address its market value risk. Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by a Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

         When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated bonds may affect a Fund's ability to dispose of portfolio securities at a desirable price.

         In addition, if a Fund experiences unexpected net redemptions, it could be forced to sell all or a portion of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which such Fund's expenses can be spread and possibly reducing such Fund's rate of return. Also, prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on a Fund's investments in lower-rated bonds.

INVESTMENT LIMITATIONS

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

         The limitations applicable to each Fund are:

         1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets.

         2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings. Deposit of payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets.

         3. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions). The deposit of funds in connection with transactions in options, futures contracts, and options on such contracts will not be considered a purchase on "margin."

         4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box,"

         5. COMMODITIES; PUT OR CALL OPTIONS. The Fund will not purchase or sell commodities or commodity contracts including futures, or purchase or write put or call options, except that the Fund may purchase or sell financial futures contracts and related options.

         6. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

         7. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

         8. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

         9. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

         10. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         The Trust does not intend to pledge, mortgage or hypothecate the assets of any Fund. The Trust does not intend to make short sales of securities "against the box" as described in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Other current investment policies of each Fund, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

         1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

         2. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

         3. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

         4. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

         5. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

         6. VOTING SECURITIES OF ANY ISSUER. The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

         With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS

         The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

NAME                                      AGE               POSITION HELD
----                                      ---               -------------
*Roderick H. Dillon, Jr.                  39           President/Trustee
*T. Calloway Robertson, III               38           Trustee
+Susan J. Insley                          50           Trustee
+Jonathan L. York                         46           Trustee
+Archie M. Griffin                        42           Trustee
Robert G. Dorsey                          39           Vice President
Mark J. Seger                             34           Treasurer
Tina D. Hosking                           28           Secretary
John F. Splain                            40           Assistant Secretary

* Messrs. Dillon and Robertson, as officers of Dillon Capital Management, the Trust's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+        Member of Audit Committee.

         Each non-interested Trustee will receive an annual retainer of $1,000 and a $1,000 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

         The principal occupations of the remaining Trustees and executive officers of the Trust during the past five years are set forth below:

         RODERICK H. DILLON, JR., 21 East State Street, Suite 1410, Columbus, Ohio, is President of DiCap, Inc., the General Partner of Dillon Capital Management. He previously was Vice President of Loomis, Sayles & Company, Inc. (a registered investment adviser).

         T. CALLOWAY ROBERTSON, III, 21 East State Street, Suite
1410, Columbus, Ohio, is Vice President of DiCap, Inc. He previously was a self-employed consultant and Vice President of Berwick Steel Company, a subsidiary of Nissho Iwai Corp. (a steel processing company).

         ARCHIE M. GRIFFIN, 410 Woody Hayes Drive, Columbus, Ohio, is Associate Director of Athletics at The Ohio State University and a director of Motorists Mutual Insurance (an insurance company).

         SUSAN J. INSLEY, 14 East Gay Street, Columbus, Ohio, is Executive Vice President and a Principal of Cochran Public Relations (a public relations firm), a director of Grede Foundries, Inc. (an iron & steel casting manufacturer) and a partner of ARISCO, general partnership (an oil and gas and real estate investment firm). She previously was Senior Vice President of Honda of America Mfg., Inc. (a motor vehicle manufacturer).

         JONATHAN L. YORK, 515 N. Park Street, Columbus, Ohio, is
Managing Director of Advanced Interactive Strategies and a
Principal of Resource Marketing (a marketing firm). He formerly was President and Chief Executive Officer of the Greater Columbus
Chamber of Commerce (a business association).

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio, is President and Treasurer of MGF Service Corp. (a registered transfer agent) and Treasurer of Midwest Group Financial
Services, Inc. (a registered broker-dealer and investment adviser) and Leshner Financial, Inc. (a financial services company and parent of MGF Service Corp. and Midwest Group Financial Services, Inc.). He is also Vice President of
Brundage, Story and Rose Investment Trust, Leeb Personal
FinanceTM Investment Trust, PRAGMA Investment Trust, Markman MultiFund Trust and Maplewood Investment Trust and Assistant Vice President of Fremont Mutual Funds, Inc., Schwartz Investment Trust, The Tuscarora Investment Trust and Williamsburg Investment Trust (all of which are registered investment companies).

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio, is Vice President of Leshner Financial, Inc. and MGF Service Corp. He is also Treasurer of Midwest Trust, Midwest Group Tax Free Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Leeb Personal FinanceTM Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Williamsburg Investment Trust and Maplewood Investment Trust, Assistant Treasurer of Schwartz Investment Trust and The Tuscarora Investment Trust and Assistant Secretary of Fremont Mutual Funds, Inc.

         TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio, is
Counsel of MGF Service Corp.  She is also Assistant Secretary of
PRAGMA Investment Trust.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio, is Secretary and General Counsel of MGF Service Corp., Midwest Group Financial Services, Inc. and Leshner Financial, Inc. He is also Secretary of Midwest Trust, Midwest Group Tax Free Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Leeb Personal FinanceTM Investment Trust, Markman MultiFund Trust, The

Tuscarora Investment Trust, Williamsburg Investment Trust, PRAGMA Investment Trust and Maplewood Investment Trust and Assistant Secretary of Schwartz Investment Trust and Fremont Mutual Funds, Inc. (all of which are registered investment companies).

THE INVESTMENT ADVISER

         Dillon Capital Management (the "Adviser") is the Trust's investment manager. Messrs. Dillon and Robertson, as officers of the Adviser's General Partner, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the advisory agreements between the Trust and the Adviser, the Adviser manages the Funds' investments. The Large Cap Fund pays the Adviser a fee equal to the annual rate of 1.50% of the average value of its daily net assets up to $50 million; 1.35% of such assets from $50 million to $100 million; and 1.20% of such assets in excess of $100 million. The Small Cap Fund pays the Adviser a fee equal to the annual rate of 1.75% of the average value of its daily net assets up to $50 million; 1.60% of such assets from $50 million to $100 million; and 1.45% of such assets in excess of $100 million. The Bond Fund pays the Adviser a fee equal to the annual rate of 1.00% of the average value of its daily net assets up to $50 million; .90% of such assets from $50 million to $100 million; and .80% of such assets in excess of $100 million. Unlike most mutual funds, the advisory fee paid by each Fund includes transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses. The Adviser is contractually required to reduce its management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the non-interested Trustees.

         The Adviser pays, out of the investment advisory fees it receives from the Funds, all the expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees of the Trust and extraordinary expenses. The Trust may have an obligation to indemnify the Trust's officers and Trustees with respect to litigation to which the Trust may be a party, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties.

         By their terms, each Fund's investment advisory agreement will remain in force until August 27, 1998 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the applicable Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Trust's investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the applicable Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminates in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser will reimburse the Funds to the extent that the expenses of a Fund for any fiscal year exceed the applicable expense limitations imposed by state securities administrators, as such limitations may be lowered or raised from time to time. The most restrictive limitation is presently 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. If any such reimbursement is required, the payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Funds at the end of such month. Certain expenses such as brokerage commissions, if any, taxes, interest, extraordinary items and other expenses subject to approval of state securities administrators are excluded from such limitations. If the expenses of a Fund approach the applicable limitation in any state, the Trust will consider the various actions that are available to it, including suspension of sales to residents of that state.

         The name "Capitol Square" is a property right of the Adviser. The Adviser may use the name "Capitol Square" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Capitol Square" if the Adviser ceases to be employed as the Trust's investment adviser.

THE SUB-ADVISER

         Midwest Group Financial Services, Inc. (the "Sub-Adviser"), has been retained by the Adviser, pursuant to a Sub-Advisory Agreement, to manage the Bond Fund's investments. The Adviser (not the Fund) pays the Sub-Adviser a monthly fee at the rate of 12 1/2% of the "net management fees" it receives for its services to the Bond Fund. For purposes of calculating this fee, "net management fees" are defined as the advisory fees paid to the Adviser less the Adviser's operating costs, including audit fees, legal fees, custody fees, trustee fees and expenses, insurance costs, state registration filing fees, SEC filing fees and expenses, pricing fees, costs of reports to shareholders, transfer agent out-of-pocket expenses, fund accounting licensing fees, and any other direct costs incurred by the Adviser in the operation and administration of the Trust.

         By its terms, the Trust's Sub-Advisory Agreement will remain in force until August 27, 1998 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Bond Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Trust's Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Bond Fund's outstanding voting securities, or by the Adviser or Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

SECURITIES TRANSACTIONS

         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser (with respect to the Large Cap Fund and the Small Cap Fund) and the Sub-Adviser (with respect to the Bond Fund) and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser and the Sub-Adviser seek best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser and the Sub-Adviser generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Bond Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads.

         The Adviser and the Sub-Adviser are specifically authorized to select brokers who also provide brokerage and research services to the Fund(s) and/or other accounts over which the Adviser and/or Sub-Adviser exercise investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser or Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser and/or Sub-Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser and/or Sub-Adviser in servicing all of their accounts and not all such services may be used by the Adviser and/or Sub-Adviser in connection with the Funds.

         The Adviser and the Sub-Adviser may aggregate purchase and sale orders for the Fund(s) and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund(s) and their other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser or Sub-Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

         The Adviser may compensate dealers based on sales of shares of the Funds to clients of the dealer or based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.

CODE OF ETHICS. The Trust, the Adviser and the Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and Sub-Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser and Sub-Adviser. The Code requires that all employees of both the Adviser and Sub-Adviser preclear any personal securities (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any of the Funds. The substantive restrictions applicable to investment personnel of the Adviser and the Sub-Adviser include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser and the Sub-Adviser within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

         Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser or the Sub-Adviser believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE

         The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES

         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding or demonstrates an exemption from withholding.

REDEMPTION IN KIND

         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

         From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P (1 + T)n = ERV

Where:

P =               a hypothetical initial payment of $1,000
T =               average annual total return
n =               number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

         From time to time, each of the Funds may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[(a-b/cd + 1)6 - 1]

Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c =      the average daily number of shares outstanding during the
         period that were entitled to receive dividends
d =      the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis and Lipper Fixed
Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average and the Russell 2000 Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization).

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the Funds' investments. Star Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS

         KPMG Peat Marwick LLP, 2 Nationwide Plaza, Suite 1600, Columbus, Ohio has been selected as independent public accountants for the Trust for the fiscal year ending September 30, 1997. KPMG Peat Marwick LLP performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

MGF SERVICE CORP.

         The Trust's transfer agent, MGF Service Corp. ("MGF"), 312 Walnut Street, Cincinnati, Ohio, maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. MGF also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable MGF to perform its duties. For the performance of these services, the Adviser (not the Fund) pays MGF a monthly fee at the rate of 50% of the "net management fees" it receives for its services with respect to the

Large Cap Fund and the Small Cap Fund, and 37 1/2% of the "net management fees" it receives for its services with respect to the Bond Fund. For purposes of calculating this fee, "net management fees" are defined as the Advisory fees paid to the Adviser less the Adviser's operating costs, including audit fees, legal fees, custody fees, trustee fees and expenses, insurance costs, state registration filing fees, SEC filing fees and expenses, pricing fees, costs of reports to shareholders, transfer agent out-of-pocket expenses, fund accounting licensing fees, and any other direct costs incurred by the Adviser in the operation and administration of the Trust.

STATEMENTS OF ASSETS AND LIABILITIES

         The Funds' Statements of Assets and Liabilities as of August 23, 1996, which have been audited by KPMG Peat Marwick LLP, are attached to this Statement of Additional Information.

                             CAPITOL SQUARE FUNDS

                     STATEMENTS OF ASSETS AND LIABILITIES

                                     AS OF

                                AUGUST 23, 1996

                                 TOGETHER WITH

                               AUDITORS' REPORT

KPMG Peat Marwick LLP
         1600 PNC Center
         201 East Fifth Street
         Cincinnati, Ohio 45202

         Dayton, Ohio

                         Independent Auditor's Report

The Shareholder and Trustees
  of the Capitol Square Funds:

We have audited the accompanying statements of assets and liabilities of the Capitol Square Funds (comprising, respectively, the Capitol Square Large Cap Fund, Capitol Square Small Cap Fund, and Capitol Square Bond Fund, collectively the Funds) as of August 23, 1996. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Funds as of August 23, 1996 in conformity with generally accepted accounting principles.

                                                  /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
August 23, 1996

Member Firm of
Klynveld Peat Marwick Goerdeler

                             CAPITOL SQUARE FUNDS

                     STATEMENTS OF ASSETS AND LIABILITIES

                             AS OF AUGUST 23, 1996

                                    CAPITOL SQUARE        CAPITOL SQUARE        CAPITOL SQUARE
                                    LARGE CAP FUND        SMALL CAP FUND        BOND FUND
ASSETS:
  Cash                              $30,000               $30,000               $40,000
                                    -------               -------               -------
    Total assets                    $30,000               $30,000               $40,000
                                    -------               -------               -------
LIABILITIES:
  Accrued expenses                        0                     0                     0
                                    -------               -------               -------
    Total liabilities                     0                     0                     0
                                    -------               -------               -------
Net assets for shares of
  beneficial interest
  outstanding                       $30,000               $30,000               $40,000
                                    =======               =======               =======
Shares outstanding                    3,000                 3,000                 4,000
                                    =======               =======               =======
Net asset value,
  redemption price,
  and offering price
  per share                         $ 10.00               $ 10.00               $ 10.00
                                    =======               =======               =======

           The accompanying notes are an integral part of these statements.

                             CAPITOL SQUARE FUNDS

                 NOTES TO STATEMENTS OF ASSETS AND LIABILITIES

                                AUGUST 23, 1996

1. Capitol Square Funds (the "Trust") is an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated July 2, 1996. The Trust has established three fund series: the Capitol Square Large Cap Fund, the Capitol Square Small Cap Fund, and the Capitol Square Bond Fund. The Trust has had no operations except for the initial issuance of shares. On August 23, 1996, 3,000 shares of each of the Capitol Square Large Cap Fund and the Capitol Square Small Cap Fund and 4,000 shares of the Capitol Square Bond Fund were issued for cash at $10.00 per share to Roderick H. Dillon, Jr. Foundation, of which Roderick H. Dillon, Jr., the President of the Trust, serves as trustee.

2. Dillon Capital Management, Inc., the Trust's investment manager, intends to pay all expenses associated with the organization of the Trust and the registration of its shares.

3. Reference is made to the Prospectus and this Statement of Additional Information for a description of the Advisory Agreements, Sub-Advisory Agreement, the Administration, Accounting and Transfer Agency Agreement, tax aspects of the Funds and the calculation of the net asset value per share of each Fund.

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